SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               -------------------

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  MAY 12, 2000
                                                  ------------

                     THE FIRST AMERICAN CORPORATION
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             (Exact Name of the Registrant as Specified in Charter)

CALIFORNIA                         0-3658                        95-1068610
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(State or Other Jurisdiction    (Commission                   (IRS Employer
of Incorporation)               File Number)                 Identification No.)

1 FIRST AMERICAN WAY, SANTA ANA, CALIFORNIA                     92707-5913
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(Address of Principal Executive Offices)                       (Zip Code)

Registrants telephone number, including area code  (714) 800-3000
                                                   --------------

                 THE FIRST AMERICAN FINANCIAL CORPORATION
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         (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.   OTHER EVENTS.

          The First American Financial Corporation, a California corporation, has changed its name to "The First American Corporation." The change of name became effective on May 12, 2000, which is the date on which the Company submitted a Certificate of Amendment of its Restated Articles of Incorporation to the office of the California Secretary of State for filing. The Board of Directors and a majority of the outstanding common shares previously approved the name change in accordance with applicable provisions of the California Corporations Code.

          The Company's symbol on the New York Stock Exchange remains "FAF."



ITEM 7.   EXHIBITS.

          Exhibit  3.1   Certificate  of  Amendment  of  Restated   Articles  of
                         Incorporation.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  June 12, 2000                    THE FIRST AMERICAN CORPORATION



                                         By:     /s/ Mark R Arnesen
                                            ---------------------------
                                            Name:  Mark R Arnesen
                                            Title: Vice President and Secretary

                                   EXHIBIT 3.1


                            CERTIFICATE OF AMENDMENT
                                       OF
                       RESTATED ARTICLES OF INCORPORATION
                                       OF
                    THE FIRST AMERICAN FINANCIAL CORPORATION

                            A CALIFORNIA CORPORATION

The undersigned certify that:

1. They are the president and the secretary, respectively, of The First American Financial Corporation, a California corporation.

2. Article FIRST of the Restated Articles of Incorporation of this corporation is amended to read in full as follows:

          "FIRST: The name of said Corporation shall be The First American Corporation."

3. The foregoing amendment has been approved by the board of directors of this corporation.

4. The foregoing amendment was approved by the required vote of shareholders in accordance with Sections 902 and 903 of the California Corporations Code. The total number of outstanding shares entitled to vote with respect to the foregoing amendment was 62,950,988 Common shares. The number of such Common shares voting in favor of the foregoing amendment equaled or exceeded the vote required. The percentage vote required was more than 50 percent. No Preferred shares are outstanding.

Each of the undersigned declares under penalty of perjury that the statements set forth in the foregoing certificate are true and correct of his own knowledge and that this declaration was executed at Santa Ana, California, on May 11, 2000.



                                                /s/ Parker S. Kennedy
                                              ----------------------------
                                              Parker S. Kennedy
                                              President



                                                /s/ Mark R Arnesen
                                              ----------------------------
                                              Mark R Arnesen
                                              Secretary